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                                                                Exhibit 10.23

                       GUARANTY AND SURETYSHIP AGREEMENT

         FOR VALUE RECEIVED and intending to be legally bound, in consideration of credit given, or to be given, advances made or to be made, or other financial accommodations from time to time afforded or to be afforded to Borrower (as hereinafter defined), the undersigned ("Guarantor") does hereby unconditionally and irrevocably guarantee and become surety to First American National Bank, its successors and assigns ("Lender"), having an office at First American Center, Nashville, Tennessee 37237-0203, for the due and punctual payment and performance of the Obligations (as hereinafter defined), as and when such payment or performance shall respectively become due, payable and/or performed in accordance with the terms of the Obligations, whether at maturity or by declaration, acceleration, or otherwise.

                                 I. DEFINITIONS

         As used herein, the following terms shall have the indicated meanings:

         "Agreement" means this Guaranty and Suretyship Agreement and all modifications, renewals, extensions, and amendments hereto.

         "Borrower" means Helicon, Inc., a California not for profit corporation.

         "Collateral" means the collateral securing, or which may in the future secure the Obligations.

         "Loan Agreement" means that certain Loan and Security Agreement dated as of January 29, 1996, between the Borrower and the Lender, together with any amendments, renewals, extensions, or restatements thereof.

         "Loan Document" or "Loan Documents" means any or all, respectively, of the Loan Agreement, the Note, and all other documents or instruments evidencing or securing the indebtedness evidenced by the Note.

         "Note" means the $500,000 Master Secured Promissory Note, dated as of January 29, 1996, executed by the Borrower and payable to Lender, as the same may be renewed, amended or modified from time to time.

         "Obligations" means and includes (i) all indebtedness of Borrower to Lender heretofore or hereafter created under the Loan Agreement and under the Note, together with any extension, renewal, refinancing, or refunding of such indebtedness in whole or in part, whether on account of principal, interest, or otherwise (including, without limitation, any interest which accrues after the commencement of any case, proceeding, or other action relating to the bankruptcy, insolvency, or reorganization of Borrower), (ii) payment, performance, and discharge of all Obligations of Borrower under the Loan Agreement and under the Loan Documents, (iii) all costs and expenses, including without limitation reasonable attorneys' fees, incurred by Lender in the collection or attempted collection of any indebtedness included in the Obligations, and in the
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administration of the Obligations, and (iv) all future advances made by Lender for the maintenance, preservation, protection, or enforcement of, or realization upon, the property subjected and intended to be subjected to the lien and security interest in the collateral security described in the Loan Agreement (the "Collateral"), or any portion thereof, including without limitation advances for storage, transportation charges, taxes, insurance, repairs, and the like; provided however, that Guarantor shall be liable under this Agreement for the lesser of (i) $500,00 plus accrued but unpaid interest under the Note, plus reasonable costs and expenses incurred in connection with the enforcement of the Borrower's obligations set forth in the Note and the Loan Documents, and the Guarantor's obligations under this Agreement, or (ii) the maximum amount of such liability that can be incurred hereby without rendering this Agreement, as it relates to Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer.

         Any capitalized term not otherwise defined herein shall have the same meaning given that term in the Loan Agreement.

                                 II.  COVENANTS

         2.1 The obligations of Guarantor under this Agreement shall be continuing, absolute, and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged, or in any way affected by: (i) any amendment, extension, modification of, or supplement to the Note or any of the other Loan Documents; (2) any exercise or nonexercise of or delay in exercising any right, remedy, power, or privilege under or in respect of this Agreement, the Loan Agreement, the Note, or any of the other Loan Documents (even if any such right, remedy, power, or privilege shall be lost thereby), or any waiver, consent, indulgence, or other action or inaction in respect thereof; (3) any lack of diligence, failure, neglect, or omission on the part of Lender to make any demand or protest or to give any notice of dishonor or default; (4) any failure or omission of Lender to realize upon or protect any of the Collateral, to exercise or enforce any lien upon the Collateral, or to exercise any right of set-off; (5) any bankruptcy, insolvency, arrangement, composition, assignment for the benefit of creditors, or similar proceeding commenced by or against Borrower or Guarantor; (6) any failure to perfect or continue perfection of, or any release or waiver of, any rights given to Lender with resect to any property as security for the performance of any of Borrower's obligations under the Loan Agreement, the Note, or any other Loan Document; (7) any extension of time for payment of the Note or performance of any of the Obligations; (8) dissolution (voluntarily or involuntarily) of Guarantor; (9) the genuineness, validity, or enforceability of the Loan Documents; (10) any limitation of liability of Borrower or Guarantor contained in the Loan Documents; (11) any defense that may arise by reason of the failure of Lender to file or enforce a claim against the Borrower in any bankruptcy or other proceeding; (12) the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the property of Borrower or Guarantor, the marshalling of assets and liabilities, or other similar proceeding affecting Borrower or any of its assets; (13) the release of Borrower or Guarantor from the performance or observance of any of the agreements, covenants, terms, or conditions contained in the Loan Documents by operation of law; (14) the release or discharge of any other surety or guarantor of the Obligations; or
(15) any other circumstances





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which might otherwise constitute a legal or equitable discharge of, or defense available to, a guarantor or surety.

         2.2 Guarantor agrees that so long as this Agreement is in effect Guarantor will comply with all covenants, representations and warranties contained in the Loan and Security Agreement dated as of September 23, 1994, between Guarantor and Lender, as amended from time to time (the "CCS Loan Agreement").

         2.3 Guarantor covenants that until payment and performance in full of the Obligations, Guarantor will furnish to Lender any financial statements of Guarantor required by the CCS Loan Agreement.

         2.4 Guarantor shall furnish to Lender promptly upon request by Lender such additional financial and business information concerning Guarantor as Lender may reasonably request.

                                 III.  WAIVERS

         3.1 Guarantor hereby waives and agrees not to exercise any rights which it may acquire by way of subrogation or reimbursement under this Guaranty as a result of any payment made hereunder or otherwise.

         3.2 Guarantor hereby waives (a) any presentment for payment, notice of nonpayment, demand, protest, or notice of acceptance of this Agreement, (b) any right to notice of advances made to Borrower from time to time under the provisions of the Loan Documents, and (c) any notice of any matters described or referred to in Article II above.

         3.3 Guarantor hereby further waives any and all notice of every kind to which Guarantor might otherwise be entitled with respect to the incurring of any further or increased obligation or liability by Borrower to Lender, the demand for payment or the payment of all or any obligations or liabilities of Borrower to Lender (whether now existing or hereafter arising) or the presentment of any instrument for payment at any time in connection with any obligation or liability of Borrower or the protest or nonpayment thereof. Guarantor hereby further waives, surrenders, and agrees not to claim or enforce any right to require the marshalling of any assets of Borrower, which right of subrogation or marshalling might otherwise arise from any partial payment of the Obligations by Guarantor.





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                       IV. REPRESENTATIONS AND WARRANTIES

         Guarantor represents, warrants, and covenants to and with Lender that:

         4.1 There is no action or proceeding pending or, to the knowledge of Guarantor, threatened against Guarantor before any court or administrative agency which might result in any material adverse change in the business or condition of Guarantor or in the property of Guarantor, or which might affect the legality, validity, or enforceability of this Agreement.

         4.2 Guarantor has filed all Federal and State income tax returns which Guarantor has been required to file and has paid all taxes as shown on said returns and on all assessments received by Guarantor to the extent that such taxes have become due.

         4.3 Neither the execution nor delivery of this Agreement, nor the fulfillment of or compliance with the terms and provisions hereof, will conflict with, or result in a breach of, the terms, conditions, or provisions of, or constitute a default under, or result in the creation of any lien, charge, or encumbrance upon any property or assets of Guarantor under, any agreement or instrument to which Guarantor is now a party or by which Guarantor may be bound.

         4.4 The execution and delivery of this Agreement and Guarantor's compliance with the terms and provisions hereof has been duly authorized by the Board of Directors of Guarantor, and no further consents, approvals, or authorizations thereof are required on the part of Guarantor.

         4.5 This agreement is a valid and legally binding agreement of Guarantor and is enforceable against Guarantor in accordance with its terms.

         4.6     Guarantor has examined the Loan Documents.

         4.7 Guarantor has the full power, authority, and legal right to execute and deliver this Agreement.

         4.8 Guarantor acknowledges that this Agreement is necessary to induce Lender to advance the credit for the Obligations, and Guarantor is willing and able to deliver this Agreement because Guarantor will receive direct and material benefit from Lender's extension of credit to Borrower.

         4.9 Guarantor is now and will be completely familiar with the business, operations, and condition of Borrower and Guarantor hereby waives and relinquishes any duty on the part of Lender to disclose any matter, fact, or thing relating to the business, operation, or condition of Borrower now known or hereafter known by Lender.





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                          V.  DEFAULT AND ENFORCEMENT

         5.1 In addition to all liens upon and rights of set-off against moneys, securities, or other property of Guarantor given to Lender by law or equity, Lender shall have a lien upon, security interest in, and right of immediate set-off against all moneys, instruments, notes, bonds, commercial paper, securities, and other property of Guarantor now or hereafter in the possession of or on deposit with Lender, whether held in a general or special account for deposit, safekeeping, or otherwise. Every such lien and right of set-off may be exercised after the occurrence of an Event of Default under the Loan Agreement (and expiration of all notice and cure periods), or a default by Guarantor under this Agreement, and expiration of applicable cure periods, without further notice or demand to Guarantor, and Lender may sell or cause to be sold, at public or private sale, in any manner and place which may be lawful, for cash or credit and upon such terms as Lender may see fit, and without demand or notice to Guarantor, all or any of such property, and Lender or any other person may purchase such property, rights, or interests so sold and thereafter hold the same free of any claim or right of whatsoever kind, including any right of equity or statutory right of redemption, such demand, notice, or right of equity or statutory right of redemption being hereby expressly waived and released.

         5.2 Each and every right, remedy, and power hereby granted to Lender or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Lender at any time and from time to time. In the event that the Obligations of Borrower to Lender exceed in any respect any amount by which this Agreement may be limited, any payments by Borrower, or any collections or recovery by Lender from any sources other than this Agreement, may be applied first by Lender to any portion of the Obligations which exceeds the limits of this Agreement.

         5.3 Notwithstanding anything contained in this Agreement or in the Loan Documents to the contrary, Guarantor shall be in default under this Agreement upon the occurrence of an Event of Default under either the Loan Agreement or the CCS Loan Agreement (and expiration of applicable cure periods). Upon the occurrence of any such default, Lender may, at its option, as to Guarantor, accelerate the indebtedness evidenced and secured by the Loan Documents.

         5.4 This shall be an agreement of suretyship as well as of guaranty, and Lender may proceed directly against Guarantor whenever any payment or performance required pursuant to the Obligations is not made or rendered to Lender without being required to make demand upon or proceed first against Borrower or any other person or entity, or against any security for Borrower's or Guarantor's Obligations under the Loan Documents or hereunder, or exhaust its remedies against Borrower or any other surety or guarantor. It is expressly agreed that Lender may at any time following a default as set forth in paragraph 5.3 hereof, make demand for payment on, or bring a claim against, Guarantor.

         5.5 If Lender employs counsel to enforce this Agreement by suit or otherwise, Guarantor will reimburse Lender, upon demand, for all expenses incurred in connection therewith





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(including, without limitation, reasonable attorneys' fees), whether or not suit is actually instituted.

         5.6 Guarantor irrevocably: (a) agrees that Lender or any other holder or holders of the Note may bring suit, action, or other legal proceedings arising out of this Guaranty or the transactions contemplated hereby in the courts of the State of Tennessee, sitting in Nashville, Davidson County, Tennessee, or the courts of the United States for the Middle District of Tennessee, sitting in Nashville, Davidson County, Tennessee, but shall not be restricted to such courts; (b) consents to the jurisdiction of each such court in any such suit, action, or proceeding; and (c) waives any objection which Guarantor may have to the laying of the venue of any such suit, action, or proceeding in any of such courts.

                               VI.  MISCELLANEOUS

         6.1 In the event Lender is required at any time to refund or repay to any person for any reason any sums collected by it on account of the obligations subject to this Agreement, including but not limited to sums repaid to a Trustee in bankruptcy as a result of an avoided preferential transfer or fraudulent conveyance, Guarantor agrees that all such sums shall be subject to the terms of this Agreement and that Lender shall be entitled to recover such sums from Guarantor notwithstanding the fact that this Agreement previously may have been returned to Guarantor or that Guarantor previously may have been discharged from further liability under this Agreement.

         6.2 Any notice, demand, or request by Lender to Guarantor or by Guarantor to Lender shall be delivered in accordance with Section 7.12 of the CCS Loan Agreement.

         6.3 This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between Guarantor and Lender with respect to the subject matter hereof. If any clause, provision, or section of this Agreement is determined to be illegal or invalid by any court, the invalidity of such clause, provision, or section shall not affect any of the remaining clauses, provisions, or sections hereof and this Agreement shall be construed and enforced as if such illegal or invalid clause, provision, or section had not been contained herein. In case any agreement or obligation contained in this Agreement be held to be in violation of law, then such agreement or obligation shall be deemed to be the agreement or obligation of Guarantor, as the case may be, to the full extent permitted by law.

         6.4 No set-off, claim, reduction, or diminution of any obligation or defense of any kind or nature, which Guarantor or Borrower has or may have against Lender, shall be available hereunder to Guarantor against Lender.

         6.5 No act of commission or omission of any kind or at any time on the part of Lender in respect of any matter whatsoever shall in any way effect or impair this Agreement. This Agreement is in addition to and not in substitution for or discharge of any other suretyship held by Lender.





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         6.6     This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Tennessee. The invalidity or unenforceability of any one or more phrases, sentences, clauses, or provisions in this Agreement shall not affect the validity or enforceability of the remaining portions of this Agreement or any part thereof.

         6.7 If there is more than one entity executing this Agreement as Guarantor, each such person or entity by their respective signatures agrees that the liabilities hereunder shall be joint and several. These presents shall bind Guarantor and Guarantor's successors and assigns and the benefits hereof shall inure to its successors and assigns. Lender may, without any notice whatsoever to Guarantor, sell, assign, or transfer all or any part of the Obligations, and in that event each and every immediate and successive assignee, transferee, or holder of all or any part of the Obligations shall have the right to enforce this Agreement, by suit or otherwise, for the benefit of such assignee, transferee, or holder, as fully as though such assignee, transferee, or holder were herein by name given such rights, powers, and benefits; provided, however, that Lender shall have an unimpaired right, prior and superior to that of any assignee, transferee, or holder, to enforce this Agreement for the benefit of Lender as to so much of the Obligation that Lender has not sold, assigned, or transferred.

         WITNESS the due execution hereof this 29th day of January, 1996.


                                         CHILDREN'S COMPREHENSIVE
                                         SERVICES, INC., a Tennessee corporation


                                         BY: /s/  William J. Ballard
                                            -----------------------------------
                                         TITLE: Chairman


Sworn to and subscribed
before me this _____ day of
_____________, 1996.


/s/
- --------------------------------
Notary Public

My Comm. Expires:_______________





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